Principal Funds, Inc.

Supplement dated October 9, 2015
to the Statutory Prospectus dated August 24, 2015
(as supplemented on September 24, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR CALIFORNIA MUNICIPAL

On or about November 1, 2015, in the Annual Fund Operating Expenses section, replace the table with the following:

Share Class
P
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses
Interest Expense	0.04%
Remainder of Other Expenses (1)	0.12%
Total Annual Fund Operating Expenses	0.61%
Expense Reimbursement (2)	(0.050)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.56%
(1) Based on estimated amounts for the current fiscal year. (Class P)

(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.56% for Class P shares. It is expected that the expense limit will continue through the period ending February 28, 2017; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

On or about November 1, 2015, in the Example section, replace the table with the following:

	1 year	3 years	5 years	10 years
Class P	$57	$189	$334	$756

FUND SUMMARY FOR TAX-EXEMPT BOND

On or about November 1, 2015, in the Annual Fund Operating Expenses section, replace the table with the following:

Share Class
P
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses
Interest Expense	0.03%
Remainder of Other Expenses (1)	0.14%
Total Annual Fund Operating Expenses	0.62%
Expense Reimbursement (2)	(0.06)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.56%
(1) Based on estimated amounts for the current fiscal year. (Class P)
(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.56% for Class P shares. It is expected that the expense limit will continue through the period ending February 28, 2017; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

On or about November 1, 2015, in the Example section, replace the table with the following:

	1 year	3 years	5 years	10 years
Class P	$57	$190	$338	$767

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